UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
January 4, 2010 (January 1, 2010)
HOLLY ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
100 Crescent Court, Suite 1600, Dallas, Texas 75201-6915
(Address of Principal Executive Offices)
(214) 871-3555
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective January 1, 2010, the Board of Directors of Holly Logistic Services, L.L.C. (“HLS”) elected David G. Blair to the position of President of HLS. HLS is the general partner of HEP Logistics Holdings, L.P., which is the general partner of Holly Energy Partners, L.P. (the “Partnership”). Mr. Blair has most recently served in the position of Senior Vice President of HLS, a position he has held since January 2007.
     Mr. Blair has been employed by Holly Corporation, the parent entity of HLS (“Holly”), and its affiliates for over 28 years. Mr. Blair served as Holly’s Vice President responsible for Holly Asphalt Company from February 2005 to December 2006. Mr. Blair was General Manager of the NK Asphalt Partnership between Koch Materials Company and Navajo Refining Company from July 2000 to February 2005. Mr. Blair was named Vice President, Marketing, Asphalt & Specialty Products in October 1994. Mr. Blair served in various positions within Holly in crude oil supply, wholesale product marketing, and supply and trading from 1981 to 1991. Mr. Blair is 51 years old.
     In connection with his election, Mr. Blair’s annual salary was increased to $312,000.
Item 7.01 Regulation FD Disclosure
     On January 4, 2010, the Partnership issued a press release announcing the election of David G. Blair to the position of President of HLS, the general partner of HEP Logistics Holdings, L.P., the general partner of the Partnership. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished in this report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing the information pursuant to Item 7.01, the Partnership makes no admission as to the materiality of any information in this report furnished pursuant to Item 7.01, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.
     The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, is summary information that is intended to be considered in the context of the Partnership’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Partnership may make, by press release or otherwise, from time to time. The Partnership disclaims any current intention to revise or update the information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, although the Partnership may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release Announcing the Promotion of David G. Blair to President of HLS, dated January 4, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P. By: HEP Logistics Holdings, L.P., its General Partner By: Holly Logistic Services, L.L.C., its General Partner
By:	/s/ Bruce R. Shaw
	Name:	Bruce R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

Date: January 4, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Announcing the Promotion of David G. Blair to President of HLS, dated January 4, 2010

4